                         SUPPLEMENT DATED AUGUST 1, 2005
                                       TO
                          PROSPECTUS DATED MAY 2, 2005


This supplement is intended for distribution with the prospectus dated May 2, 2005 for Venture variable annuity contracts issued by John Hancock Life Insurance Company (U.S.A.) to prospective investors who are eligible to participate in the exchange offer described below. We make this exchange offer in all jurisdictions except New York and the Territory of Guam.


                        THE JOHN HANCOCK EXCHANGE PROGRAM

We will permit an eligible owner of a John Hancock qualifying contract to exchange that contract for a new Venture variable annuity contract ("NEW CONTRACT"). If you are eligible and elect to exchange a John Hancock qualifying contract, you must surrender your existing contract and transfer all of its contract value to us. We will waive any future withdrawal charges under the New Contract we issue .

John Hancock Qualifying Contracts
We limit this exchange program to certain variable annuity contracts issued by either John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. The qualifying variable annuity contracts are:

-        Accommodator 2000 Variable Annuity,
-        Declaration Variable Annuity,
-        Independence Variable Annuity,
-        Independence Preferred Variable Annuity,
-        Independence 2000 Variable Annuity,
-        Patriot Variable Annuity,
-        Revolution Access Variable Annuity, and
-        Revolution Value Variable Annuity.

Eligibility Requirements
You are eligible to participate in the John Hancock Exchange Program if:

-        You own a John Hancock qualifying contract,

- Neither you nor any other payee receive annuity benefit payments under your John Hancock qualifying contract,

- There are no remaining withdrawal charges that would be assessed against the value of your John Hancock qualifying contract if you were to make a partial withdrawal or surrender that contract,

- The death benefit value under your John Hancock qualifying contract is less than or equal to the current surrender value of that contract (see "Death Benefit before Maturity Date" on page 5 of this Supplement), and

- If your John Hancock qualifying contact contains a Guaranteed Retirement Income Benefit rider, the guaranteed benefit under that optional benefit is less than or equal to the current surrender value of that contract.


                            IMPORTANT CONSIDERATIONS

AN EXCHANGE MAY NOT BE IN YOUR BEST INTEREST
The benefits and limitations, variable investment options, and charges and deductions of a New Contract will differ from those of a John Hancock qualifying contract. You should carefully review your existing contract and the Venture prospectus (including this supplement) before deciding to make an exchange.

We believe that an exchange as described above will not be a taxable event for Federal tax purposes; however, any owner considering an exchange should consult a tax adviser. We reserve the right to terminate this exchange offer or to vary its terms at any time.

THE CHARGES AND EXPENSES OF A NEW CONTRACT DIFFER FROM THOSE UNDER YOUR EXISTING JOHN HANCOCK QUALIFYING CONTRACT
The New Contract and your qualifying John Hancock contract have different separate account annual expenses, different contract owner transaction expenses, and different variable investment options that result in different total operating expenses charged by the underlying portfolios (i.e., "Funds"), as noted in the tables below:

The following table compares the fees and expenses that you will pay under the New Contact and the John Hancock qualifying contracts at the time that you buy a contract, surrender the contract, or transfer cash value between investment options. State premium taxes may also be deducted.

               NEW      ACCOMMODATOR   DECLARATION   INDEPENDENCE    INDEPENDENCE   INDEPENDENCE    PATRIOT   REVOLUTION  REVOLUTION
            CONTRACT        2000         Variable       Variable      PREFERRED         2000        Variable  ACCESS         VALUE
            (Venture       Variable      Annuity        Annuity        Variable       Variable      Annuity   Variable     Variable
            Variable       Annuity                                     Annuity        Annuity                  Annuity      Annuity
            Annuity)
------------------------------------------------------------------------------------------------------------------------------------
                                                  MAXIMUM WITHDRAWAL CHARGE:
                     (AS % OF AMOUNT PURCHASE PAYMENTS) FOR EACH YEAR FOLLOWING A PURCHASE PAYMENT

YEAR 1:      waived         8.5%           6.0%          8.0%            8.0%            7.0%         6.0%        0%         7.0%
YEAR 2:      waived         7.5%           6.0%          8.0%            8.0%            6.0%         6.0%        0%         6.0%
YEAR 3:      waived         7.5%           5.0%          8.0%            8.0%            5.0%         5.0%        0%         5.0%
YEAR 4:      waived         7.5%          5.0%(1)        7.0%            7.0%            4.0%        5.0%(1)      0%         4.0%
YEAR 5:      waived         6.0%          4.0%(1)        7.0%            7.0%            3.0%        4.0%(1)      0%         3.0%
YEAR 6:      waived         4.5%          3.0%(1)        6.0%            6.0%            2.0%        3.0%(1)      0%         2.0%
YEAR 7:      waived         3.0%          2.0%(1)        6.0%            6.0%            1.0%        2.0%(1)      0%         1.0%
YEAR 8 AND     0%            0%             0%            0%              0%              0%           0%         0%          0%
THEREAFTER:
------------------------------------------------------------------------------------------------------------------------------------
                                                     ANNUAL CONTRACT FEE:

              $30(4)         $30           $30(2)        $30(2)          $30(2)          $30(2)       $30(2)     $30(3)      $30(3)
------------------------------------------------------------------------------------------------------------------------------------
                                                         TRANSFER FEE:
------------------------------------------------------------------------------------------------------------------------------------
Maximum Fee    $25           $25           $25            $25            $25             $25          None       $25          $25
Current Fee    $ 0           $ 0           $ 0            $ 0            $ 0             $ 0          None       $25          $ 0
------------------------------------------------------------------------------------------------------------------------------------

1.  Withdrawal charges for contracts issued in NY by John Hancock Life Insurance Company differ from those shown. For these contracts, the withdrawal charges for Years 4, 5, 6 and 7 are, respectively, 4%, 3%, 2% and 1%.
2.  This Annual Contract Fee charge applies only to contracts of less than $10,000.
3.  This Annual Contract Fee charge applies only to contracts of less than $50,000.
4.  This Annual Contract Fee charge applies only to contracts of less than $100,000.

The following table compares fees and expenses that you will pay periodically under the New Contact and the John Hancock qualifying contracts during the time that you own a contract. This table does not include annual portfolio operating expenses.

                                                                      DECLARATION
                                                        DECLARATION    Variable
                              NEW                         Variable      Annuity
                           CONTRACT     ACCOMMODATOR      Annuity      (initial     INDEPENDENCE   INDEPENDENCE    INDEPENDENCE
                           (Venture         2000          (initial     payments       Variable       PREFERRED         2000
                           Variable       Variable      payments up      over         Annuity        Variable        Variable
                           Annuity)        Annuity      to $250,000)   $250,000)                      Annuity        Annuity
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       SEPARATE ACCOUNT ANNUAL EXPENSES:

Mortality and expense        1.25%          0.90%          0.90%      0.90%            0.90%           1.15%          1.10%
risks fee:
Administration fee- asset    0.15%          0.35%          0.35%      0.10%            0.50%           0.35%          0.30%
based:
                             ----           ----           ----       ----             ----            ----           ----
TOTAL (With No Optional      1.40%          1.25%          1.25%      1.00%            1.40%           1.50%          1.40%
Riders Reflected):
-----------------------------------------------------------------------------------------------------------------------------------
Optional GEM Benefit         0.20%                                                                    Not Offered
Fee:                         ----
TOTAL (With GEM Fee):        1.60%
-----------------------------------------------------------------------------------------------------------------------------------

                                                            FEES DEDUCTED FROM CONTRACT VALUE FOR OPTIONAL BENEFITS:
Principal Plus for Life(4)
Maximum fee:                 0.75%                                                                    Not Offered

Current fee:                 0.40%
-----------------------------------------------------------------------------------------------------------------------------------

Enhanced "Stepped Up"                                      0.15%         0.15%                         Not Offered
Death Benefit Rider(7)                                     ----          ----

Accidental Death                                           0.10%         0.10%
Benefit Rider(7)                                           ----          ----

Nursing Home Waiver(5)                                     0.05%         0.05%

Enhanced Death Benefit         Not            Not              Not Offered
Rider(6),(7)
                             Offered        Offered
Earnings Enhancement
Death Benefit Rider

Accumulated Value
Enhancement
(CareSolutions Plus)
Rider(8)

Guaranteed Retirement
Income Benefit Rider(7)

Waiver of Withdrawal
Charge (CARESolutions)
Rider(5)
-----------------------------------------------------------------------------------------------------------------------------------

                            PATRIOT     PATRIOT
                           Variable    Variable
                            Annuity     Annuity
                           (initial    (initial   REVOLUTION  REVOLUTION
                           payments    payments     ACCESS       VALUE
                           up to       over        Variable    Variable
                           $250,000)   $250,000)    Annuity     Annuity
-----------------------------------------------------------------------

Mortality and expense        0.90%       0.90%       0.95%       0.95%
risks fee:
Administration fee- asset    0.35%       0.10%       0.30%       0.30%
based:
                             -----       -----       -----       -----
TOTAL (With No Optional      1.25%       1.00%       1.25%       1.25%
Riders Reflected):
-----------------------------------------------------------------------
Optional GEM Benefit                   Not Offered
Fee:
TOTAL (With GEM Fee):
-----------------------------------------------------------------------


Principal Plus for Life(4)
Maximum fee:                           Not Offered

Current fee:
-----------------------------------------------------------------------

Enhanced "Stepped Up"        0.15%       0.15%          Not Offered
Death Benefit Rider(7)       -----       -----

Accidental Death             0.10%       0.10%
Benefit Rider(7)             -----       -----


Nursing Home Waiver(5)       0.05%       0.05%


Enhanced Death Benefit                              0.25%       0.25%
Rider(6),(7)

Earnings Enhancement                                0.25%       0.25%
Death Benefit Rider

Accumulated Value          Not Offered              0.40%       0.35%
Enhancement
(CareSolutions Plus)
Rider(8)

Guaranteed Retirement                               0.30%       0.30%
Income Benefit Rider(7)

Waiver of Withdrawal                            Not Offered     0.10
Charge (CARESolutions)
Rider(5)

-----------------------------------------------------------------------


4. The Principal Plus for Life fees are reflected as a percentage of Adjusted GWB
5. The Nursing Home Waiver charge and the charge for the Waiver of Withdrawal Charge(CareSolutions Plus) Rider applies to that portion of your contract's total value attributable to premiums that are still subject to withdrawal charges.
6. The rate shown is applicable to Enhanced Death Benefit riders issued after May 1, 2002.  In certain states, and for riders issued prior to May 1, 2002, a lower rate may apply.
7. The Enhanced "Stepped Up"Death Benefit Rider Accidental Death Benefit Rider, Enhanced Death Benefit Rider, Earnings Enhancement
   Death Benefit Rider, and the Guaranteed Retirement Income Benefit Rider charges are a percentage of contract total value.
8.  The Accumulated Value Enhancement(CareSolutions Plus) Rider charge is a percentage of initial premium payment.

THE VARIABLE INVESTMENT OPTIONS OF A NEW CONTRACT, INCLUDING THE CHARGES AND EXPENSES OF UNDERLYING PORTFOLIOS, DIFFER FROM THOSE UNDER YOUR EXISTING JOHN HANCOCK QUALIFYING CONTRACT
The Declaration variable annuity contract currently offers six investment options. The Accommodator 2000 variable annuity, Independence variable annuity, Independence Preferred variable annuity, Independence 2000 variable annuity and Patriot variable annuity contracts currently offer eighteen variable investment options. Revolution Value variable annuity and Revolution Access variable annuity currently offer 25 variable investment options. YOU CAN OBTAIN ADDITIONAL INFORMATION ABOUT THE AVAILABLE VARIABLE INVESTMENT OPTIONS UNDER YOUR JOHN HANCOCK QUALIFYING CONTRACT, INCLUDING A CURRENT PROSPECTUS FOR EACH OF THE UNDERLYING PORTFOLIOS, BY CONTACTING JOHN HANCOCK LIFE INSURANCE COMPANY OR JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY AT THE FOLLOWING ADDRESS:

                     ANNUITY SERVICE OFFICE:                                              MAILING ADDRESS:
                       601 Congress Street                                              Post Office Box 55106
                Boston, Massachusetts 02210-2805                                  Boston, Massachusetts 02205-5106
                        (617) 663-3000 or

Toll-free for ACCOMMODATOR 2000, INDEPENDENCE, INDEPENDENCE 2000, INDEPENDENCE PREFERRED CONTRACTS: (800) 732-5543
Toll-free for DECLARATION, PATRIOT, REVOLUTION ACCESS, REVOLUTION VALUE CONTRACTS: (800) 824-0335

You should review this information carefully before electing to exchange a John Hancock qualifying contract for a New Contract.

The New Contract currently offers seventy seven variable investment options. If you elect to exchange your John Hancock qualifying contract for a New Contract with a Principal Plus for Life optional benefit rider, however, you may invest your contract value only in the investment options we make available with this benefit. We describe these investment options in the prospectus. YOU CAN OBTAIN ADDITIONAL INFORMATION ABOUT ALL THE AVAILABLE VARIABLE INVESTMENT OPTIONS UNDER THE NEW CONTRACT, INCLUDING A CURRENT PROSPECTUS FOR EACH OF THE UNDERLYING PORTFOLIOS, BY CONTACTING OUR ANNUITY SERVICE OFFICE AT THE FOLLOWING ADDRESS:

                     ANNUITY SERVICE OFFICE:                                              MAILING ADDRESS:
                       601 Congress Street                                              Post Office Box 55230
                Boston, Massachusetts 02210-2805                                  Boston, Massachusetts 02205-5230
                (617) 663-3000 or (800) 344-1029

You should review this information carefully before electing to exchange a John Hancock qualifying contract for a New Contract.

The next table compares the minimum and maximum total operating expenses charged by the portfolios (Funds) that you may pay periodically during the time that you own a contract. Fees and expenses of the portfolios are not fixed or specified under the terms of the contracts and may vary from year to year. In most cases, the New Contract's variable investment options invest in the Series II class of shares of the John Hancock Trust and are subject to a 12b-1 fee. The John Hancock qualifying contracts contain fewer variable investment options, as described above. In most cases, the John Hancock qualifying contract's variable investment option invests in the NAV class of shares of the John Hancock Trust and is not subject to a 12b-1 fee. More detail concerning the fees and expenses of each portfolio is contained in that portfolio's prospectus.

              NEW     ACCOMMODATOR    DECLARATION   INDEPENDENCE   INDEPENDENCE    INDEPENDENCE   PATRIOT   REVOLUTION  REVOLUTION
           CONTRACT       2000         Variable       Variable       PREFERRED        2000        Variable    ACCESS       VALUE
           (Venture      Variable       Annuity        Annuity       Variable        Variable      Annuity   Variable     Variable
           Variable      Annuity                                      Annuity        Annuity                  Annuity      Annuity
           Annuity)
---------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES -
Range of expenses that are deducted from fund assets, including management fees, Rule 12b-1 fees, and other expenses:
MINIMUM:     0.76%        0.50%        0.50%          0.50%          0.50%           0.50%        0.50%      0.50%        0.50%
MAXIMUM:     1.69%        1.15%        1.15%          1.15%          1.15%           1.15%        1.15%      1.16%        1.16%

THE NEW CONTRACT DOES NOT CURRENTLY PROVIDE A FIXED ACCOUNT INVESTMENT OPTION, UNLIKE YOUR EXISTING JOHN HANCOCK QUALIFYING CONTRACT.
The New Contract does not currently offer fixed account investment options, and you will not have the ability to invest in a fixed account investment option if you elect to participate in the John Hancock exchange program.

UNDER CERTAIN JOHN HANCOCK QUALIFYING CONTRACTS, YOUR CONTRACT VALUE MAY BE ADJUSTED BY A "MARKET VALUE ADJUSTMENT IF YOU ELECT TO PARTICIPATE IN THE JOHN HANCOCK EXCHANGE PROGRAM.
If your John Hancock qualifying contract is a Declaration, Patriot, Revolution Access or Revolution Value variable annuity contract, you currently have the ability to invest in a Guaranteed Period fixed account that has a "market value adjustment" or "MVA" feature and, in some states, a minimum guaranteed rate. The New Contract does not offer a similar investment option. If you exchange your contract for a New Contract, the market value adjustment may be applied to your exchanged value if all or a part of your contract value is allocated to a Guarantee Period. The MVA may reduce the exchanged amount when current interest rates are higher than the credited rate on the fixed investment although the magnitude of the adjustments may differ due to differences in adjustment formulas. The MVA adjustment also provides upside potential, increasing the exchanged value when current interest rates are lower than the fixed account credited rate. You should carefully review your John Hancock qualifying contract and the prospectus for that contract for additional information on the calculation of a market value adjustment before you elect to participate in the John Hancock exchange program.

The "MVA" adjustment described above does not apply if your John Hancock qualifying contract is an Accommodator 2000, Independence, Independence Preferred, or Independence 2000 variable annuity contract. These contracts contain provisions that permit allocation of contract value in a fixed rate investment option with a guaranteed minimum interest rate.

WITHDRAWAL CHARGES
Under the John Hancock exchange program, we will waive any withdrawal charge described elsewhere in the Venture prospectus if you exchange your John Hancock qualifying contract for a New Contract. This means that any purchase payments you make to a New Contract, including any additional premium payments after we issue a New Contract, will not be subject to a withdrawal charge.

If you elect not to participate in the John Hancock exchange program, you may keep your John Hancock qualifying contract and continue to make additional premium payments as permitted under the terms of that contract. If you do, those premiums will be subject to withdrawal charges in accordance with the terms stated in that contract. We compare the maximum withdrawal charges for John Hancock qualifying contracts with the waived withdrawal charge under a New Contract in the first table above.

DEATH BENEFIT BEFORE THE MATURITY DATE
The death benefit under your John Hancock qualifying contract:

- may affect your eligibility to participate in the John Hancock exchange program;
- may provide coverage on one or more persons who are not covered under a New Contract; and
- may be for amounts or durations that are not the same as the death benefit under a New Contract.

We provide a general summary of these matters in the following sections, but you should review your John Hancock qualifying contract carefully before you elect to participate in the John Hancock Exchange Program for more specific information applicable to you.

ELIGIBILITY DETERMINATION. The death benefit value under your John Hancock qualifying contract must be less than or equal to the current surrender value of that contract for you to participate in the John Hancock exchange program. We determine whether your John Hancock qualifying contract satisfies this eligibility requirement at the end of the last business day of each calendar month. If it does, you may elect to participate in the John Hancock Exchange Program, assuming you meet all the other eligibility requirements, during the immediately following calendar month. The death benefit amount under your John Hancock qualifying contract may increase or decrease, as provided in that contract, during this election period.

If we approve, you may also elect to participate in the John Hancock Exchange Program if the death benefit value under your John Hancock qualifying contract is less than or equal to the surrender value of that contract on a different eligibility determination date, provided you meet all the other eligibility requirements on that date.

COVERED PERSONS. The following table indicates the person(s) who are covered for a minimum guaranteed death benefit before the Maturity Date. This table is only a summary; minimum guaranteed death benefit features may vary by state. You should carefully read the prospectus for the New Contract, your John Hancock qualifying contract and the prospectus for your John Hancock qualifying contract for more information on the terms, limits and conditions applicable to your situation.

               NEW     ACCOMMODATOR    DECLARATION   INDEPENDENCE   INDEPENDENCE    INDEPENDENCE   PATRIOT   REVOLUTION  REVOLUTION
            CONTRACT       2000         Variable       Variable       PREFERRED         2000       Variable    ACCESS       VALUE
            (Venture      Variable       Annuity        Annuity       Variable        Variable      Annuity   Variable     Variable
            Variable      Annuity                                      Annuity        Annuity                  Annuity      Annuity
            Annuity)
-----------------------------------------------------------------------------------------------------------------------------------
COVERED PERSON FOR MINIMUM GUARANTEED DEATH BENEFIT BEFORE  MATURITY DATE:
OWNER:         Yes         No(1)          No(1)          No(1)          No(1)           No(1)        No(1)      Yes(2)      Yes(2)
ANNUITANT:     No(3)       Yes            Yes            Yes            Yes             Yes          Yes        Yes(2)      Yes(2)
-----------------------------------------------------------------------------------------------------------------------------------
1.Unless you are also the Annuitant, the minimum amount payable upon death of an owner is not guaranteed and will reflect a contract's then current account value.
2 The minimum guaranteed death benefit for Revolution Access and Revolution Value contracts generally is based on death of the owner or annuitant, whichever first occurs. In certain states ( IL & MN), the minimum guaranteed death benefit is based on the
  Annuitant's life.
3 There is no minimum guaranteed death benefit applicable to an Annuitant under a New Contract unless the owner also is the
  Annuitant.

AMOUNT OF MINIMUM DEATH BENEFIT BEFORE MATURITY DATE. The amount of a minimum guaranteed death benefit may differ between your John Hancock qualifying contract and any New Contract that we may issue under the John Hancock Exchange Program. The following information provides a general summary and may be subject to specific terms, limits and conditions. You should carefully review the prospectus for the New Contract, your John Hancock qualifying contract and the prospectus for your John Hancock qualifying contract for more information on the terms, limits and conditions applicable to your situation.

- NEW CONTRACT (Venture Variable Annuity). IF YOUR AGE AT ISSUE IS LESS THAN 81, the guaranteed minimum death benefit is based on the greatest of (1) the Highest Adjusted Anniversary Value prior to age 81, or (2) the sum of all purchase payments less withdrawals, or (3) the current Contract Value. IF YOUR AGE AT ISSUE IS 81 OR MORE, the guaranteed minimum death benefit is based on the greater of (1) sum of all purchase payments less withdrawals or (2) the current Contract Value. The maximum amount guaranteed is $10 million.

- ACCOMMODATOR 2000 Variable Annuity. The guaranteed minimum death benefit is based on the greater of: (1) the current Contract Value or
         (2) total premium payments less withdrawals and charges (after anniversary nearest age 65, contract value paid only)

- DECLARATION Variable Annuity. The guaranteed minimum death benefit is based on the greater of: accumulated value (adjusted for MVA- except
         NY) or purchase payments less partial withdrawals.

- INDEPENDENCE Variable Annuity. The guaranteed minimum death benefit is based on the greater of:: (1) contract value or (2) total premium payments less withdrawals and charges. (after anniversary nearest age 75, contract value paid only)

- INDEPENDENCE PREFERRED Variable Annuity. The guaranteed minimum death benefit is based on the greatest of: (1) contract value (2) total premiums less withdrawals and charges, (3) Stepped up value as of last 3-year anniversary (stops at anniversary prior to age 81)

- INDEPENDENCE 2000 Variable Annuity. The guaranteed minimum death benefit is based on the greatest of: (1) contract value (2) total premiums less withdrawals and charges, (3) Stepped up value as of last 5-year anniversary (stops at anniversary prior to age 81)

- PATRIOT Variable Annuity. The guaranteed minimum death benefit is based on the greater of: accumulated value (adjusted for MVA- except NY) or
         (2) the sum of all purchase payments less withdrawals.

- REVOLUTION ACCESS Variable Annuity. The guaranteed minimum death benefit is based on the greater of: (1) current Contract Value adjusted by a "market value adjustment" (no adjustment for NY contracts) or (2) the sum of all purchase payments less withdrawals.

- REVOLUTION VALUE Variable Annuity. The guaranteed minimum death benefit is based on the greater of: (1) current Contract Value adjusted by a "market value adjustment" (no adjustment for NY contracts) or (2) the sum of all purchase payments less withdrawals.

Even if the current death benefit value under your John Hancock qualifying contract is no greater than your contract's surrender value, you should consider the possibility that that the minimum death benefit under that contract could increase in the future. You should also review your John Hancock qualifying contract carefully for the impact of withdrawals on that contract's guaranteed minimum death benefit. The manner in which we adjust the guaranteed minimum death benefit under a New Contract for withdrawals may differ from that under a John Hancock qualifying contract. (See the section in the New Contract (Venture) prospectus entitled "DESCRIPTION OF THE CONTRACT - Death Benefit During Accumulation Period" for more information about the New Contract.)

OPTIONAL BENEFIT RIDERS

You may have purchased optional benefit riders for your John Hancock qualifying contract that are NOT available with a New Contract. If so, you should review your John Hancock qualifying contract carefully before electing to participate in the John Hancock Exchange Offer. We summarize some of the features of these optional benefits below, but you should review your contract carefully for a complete description of the benefits, conditions and limitations applicable to your situation.

THE FOLLOWING OPTIONAL BENEFIT RIDERS ARE NOT AVAILABLE WITH A NEW CONTRACT, AND YOU WILL NO LONGER BE ENTITLED TO THE BENEFIT IF YOU ELECT TO PARTICIPATE IN THE JOHN HANCOCK EXCHANGE OFFER:

- Enhanced "Stepped Up" Death Benefit Rider to DECLARATION and PATRIOT variable annuity contracts - provides a guarantee that if the annuitant dies before the contract's date of maturity, the death benefit will not be less than the highest total value of the contract (adjusted by any market value adjustment) as of any anniversary of the contract before the annuitant attains age 81, plus any premium payments since that anniversary, minus any withdrawals (and any related withdrawal charges) since that anniversary. The standard death benefit provided by the New Contract features the same terms and conditions as this particular rider.

- Accidental Death Benefit Rider to DECLARATION and PATRIOT variable annuity contracts - provides a benefit upon the accidental death of the annuitant prior to the earlier of the contract's date of maturity or the annuitant's 80th birthday. Under this rider, the beneficiary will receive an amount equal to the total value of the contract as of the date of the accident, up to a maximum of $200,000.

- Nursing Home Waiver to DECLARATION and PATRIOT variable annuity contracts - provides a waiver of the withdrawal charges on any withdrawals, if (a) the contract owner becomes confined to a nursing home following a waiting period described in the rider after the date of issue of the contract, (b) the contract owner remains in the nursing home a continuous period described in the rider and receives skilled nursing care, (c) the issuing company receives a request for a withdrawal and adequate proof of confinement within the period described in the rider after discharge from the facility, and (d) the confinement is prescribed by a doctor and medically necessary. The New Contract provides a Nursing Home Waiver as a standard feature, subject to terms and conditions similar to those of this rider.

- Enhanced Death Benefit Rider to REVOLUTION ACCESS and REVOLUTION VALUE variable annuity contracts - provides a guarantee that the death benefit before the contract's date of maturity will not be less than:
         (a) for contracts purchased outside New York or Washington states, the amount of each premium accumulated at 5% effective annual interest during the rider's measuring period (less any partial withdrawals and not including any interest on such amounts after they are withdrawn); or, if greater, (b) the highest total value of the contract (adjusted by any market value adjustment) as of any anniversary of the contract during the rider's measuring period, plus any premium payments since that anniversary, minus any withdrawals since that anniversary. For these purposes, the benefit's "measuring period" includes only those contract anniversaries that occur (1) before we receive proof of death and (2) before the "measuring life" attains age 81. The rider's "measuring life" may vary, depending on the owner and annuitant, as described in the rider.

- Earnings Enhancement Death Benefit Rider to REVOLUTION ACCESS and REVOLUTION VALUE variable annuity contracts - under this benefit, the death benefit before the Maturity Date may be increased by an earnings enhancement amount that will vary based on the age of the owners and annuitants at time of purchase. If all of the owners and the annuitant were under age 70 at the time of purchase, the earnings enhancement amount is 40% of the difference between (a) the death benefit and (b) the premiums paid for the contract, less any withdrawals from the contract in excess of earnings (including any surrender charges imposed on these withdrawals), subject to a maximum benefit amount described in the rider. If any of the owners or the annuitant was age 70 or older at the time of purchase, the earnings enhancement amount is 25% of the difference between (a) the death benefit and (b) the premiums paid for the contract, less any withdrawals from the contract in excess of earnings (including any surrender charges imposed on these withdrawals), subject to a maximum benefit amount described in the rider.

- Accumulated Value Enhancement (CareSolutions Plus) Rider* to REVOLUTION ACCESS and REVOLUTION VALUE variable annuity contracts - under this rider, the issuing company makes a contribution to the total value of the contract on a monthly basis if the covered person (who must be an owner and the annuitant): (a) is unable to perform at least 2 activities of daily living without human assistance or has a cognitive impairment, and (b) is receiving certain qualified services described in the rider. The specifications page of the contract shows the amount of the contribution (called the "Monthly Benefit"), and the rider contains an inflation protection feature that will increase the Monthly Benefit by 5% each year after the 7th contract year. The specifications page of the contract also contains a limit on how much the total value of the contract can be increased by this rider (the "benefit limit"). The rider must be in effect for 7 years before any contribution will occur.

- Guaranteed Retirement Income Benefit Rider to REVOLUTION ACCESS and REVOLUTION VALUE variable annuity contracts - this benefit guarantees a minimum amount that can be applied to a lifetime annuity payment option, subject to the conditions described in the rider.

- Waiver of Withdrawal Charge (CARESolutions) Rider* to REVOLUTION VALUE variable annuity contracts - provides a waiver of the withdrawal charges on any withdrawals, if (a) the "covered person" becomes confined to a nursing home beginning at least 30 days after the date of issue of the contract, (b) the "covered person" remains in the nursing home for at least 90 consecutive days receiving nursing care, and (c) the confinement is prescribed by a doctor and medically necessary because of a covered physical or mental impairment. In addition, depending on the state, the rider may also provide for a waiver of withdrawal charges if a covered person has been diagnosed with a chronic, critical or terminal illness to the extent so provided in the rider. A "covered person" under the rider includes the owner and the owner's spouse, unless the owner is a trust. If the owner is a trust, a "covered person" includes the annuitant and the annuitant's spouse.

       * If you elect to participate in the John Hancock Exchange Program, you will also lose any ancillary benefits, such as access to advice about elder care services and a list of long term care providers in your area.

ANNUITY BENEFIT PAYMENTS
The type and amount of annuity benefit payments available to you under your John Hancock qualifying contract will differ from that available under the New Contract.

TYPE OF ANNUITY BENEFIT PAYMENT. Both your John Hancock qualifying contract and the New Contract provide for annuity benefit payments that may be made on a fixed, variable, or combination fixed and variable basis.

Your John Hancock qualifying contract guarantees that the following annuity options will be made available:

-        Non-refund Life Annuity, and
- Life Annuity with Payments Guaranteed for 5, 10 or 20 Years (Guaranteed Period is 3 to 30 years for DECLARATION and PATRIOT variable annuity contracts with limitations depending on age of contract or certificate).

Annuity options in addition to those that are contractually guaranteed may also be offered under your John Hancock qualifying contract. You can obtain additional information on any additional annuity options currently available under your John Hancock qualifying contract by calling John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company at the following number: (800) 732-5543.

The New Contract guarantees the following annuity options:

-        Non-refund Life Annuity,
-        Life Annuity with Payments Guaranteed for 10 Years,
-        Joint & Survivor Non-refund Life Annuity, and
-        Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years.

We may also offer annuity options from time to time that are in addition to those contractually guaranteed under a New Contract. These additional annuity options may differ from the annuity options available under your John Hancock qualifying contract.

AMOUNT OF ANNUITY BENEFIT PAYMENTS. The annuity purchase rates guaranteed in the New Contract differ from the annuity purchase rates contained in the John Hancock qualifying contracts. This means that even if the total contract value applied to the same type of annuity benefit payment option were equal in amount, the initial annuity benefit payment under a New Contract may differ from that under a John Hancock qualifying contract.

In addition, the "assumed interest rate" used to determine the amount of a variable annuity benefit payment under a New Contract differs from the "assumed interest rate" used to determine the amount of a variable annuity benefit payment under a John Hancock qualifying contract, as summarized below:

                                      Assumed Interest Rate
-------------------------------------------------------------------------
Declaration                           3.5% (Where permitted by state,
Patriot                               annuitant may elect to use 5% or
Revolution Access                     6%).
Revolution Value
-------------------------------------------------------------------------
Accomodator 2000                      3.50%
Independence
Independence Preferred
Independence 2000
-------------------------------------------------------------------------
Venture                               3.00%
-------------------------------------------------------------------------

You should carefully review your John Hancock qualifying contract and the prospectus for that contract for additional information on the calculation of annuity benefit payments before you elect to participate in the John Hancock exchange program.

OTHER MATTERS
There may be differences between a John Hancock qualifying contract, as amended by tax-qualified retirement plan endorsements, and the New Contracts, as amended by similar qualified plan endorsements. If you are using a John Hancock qualifying contract in connection with a tax-qualified retirement plan, you should consult a tax advisor before electing to participate in the John Hancock exchange program. See also the Federal Tax Matters section of this prospectus and in the prospectus for your John Hancock qualifying contract.



































Venture Supp 333-70728 and 333-70730


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